SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 7/5/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                              000-27365 88-0440528
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          (Commission File Number) (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On July 5, 2005, Manakoa Services Corporation issued a press release to Announce has acquired Vigilant Network Technologies, Inc. (VNT), a wholly owned subsidiary of UTEK Corporation, in a stock transaction. VNT holds an exclusive license to an advanced network topology mapper and quarantine software system, developed and currently in use at Los Alamos National Laboratory. The network topology mapper can rapidly scan an entire network and can quarantine any area down to an individual user to halt the spread of a virus. The licensed technology is independent of switch, hub, or router manufacturer and can be deployed and manipulated from any node in the network.


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
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99.1  Press Release issued by MANAKOA SERVICES CORPORATION, dated July 5, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 7/7/05                                   By: /s/ G. Robert Williams
                                             -----------------------------------
                                                Name: G. Robert Williams
                                                Title: Chief Executive Officer